                                     UNITED STATES
                               SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549

                                       FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                  INVESTMENT COMPANIES

Investment Company Act file number  811-08637
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       The Pacific Corporate Group Private Equity Fund
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                                  (Exact name of registrant as specified in charter)

1200 Prospect Street, Suite 200, La Jolla, California                                              92037
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           (Address of principal executive offices)                                                    (Zip code)

             The Corporation Trust Company
              Corporation Trust Center
                1209 Orange Street
              Wilmington, Delaware 19801
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                                        (Name and address of agent for service)

Registrant's telephone number, including area code:  (858) 456-6000
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Date of fiscal year end:      3/31/10
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Date of reporting period:   3/31/10
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the  transmission to stockholders of any report that is required to be transmitted to  stockholders  under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §. 3507.

ITEM 1.                      Report to Shareholders

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The Pacific Corporate Group Private Equity Fund

We have audited the accompanying consolidated balance sheet of The Pacific Corporate Group Private Equity Fund and subsidiaries (the “Trust”),  including the consolidated schedule of portfolio investments, as of March  31, 2010, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in shareholders’ equity for each for the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended.   These financial statements and the financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities and investment funds owned as of March 31, 2010, by correspondence with the custodian and general partners of such portfolio investments; where replies were not received, we performed other auditing procedures.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of the Pacific Corporate Group Private Equity Fund and subsidiaries as of March 31, 2010, and the results of their operations and their cash flows for the year then ended, the changes in their shareholders’ equity for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 2, the consolidated financial statements include portfolio investments valued at $13,740,248 as of March 31, 2010 representing 77.31% of total assets, whose fair values have been estimated by the Adviser Trustee in the absence of readily determinable fair values.  The Adviser Trustee’s estimates are based on information provided by the fund managers or by the general partners and do not necessarily represent the amount that might ultimately be realized.

/s/ Deloitte & Touche LLP

June 14, 2010

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED BALANCE SHEET
March 31, 2010

Assets

Portfolio investments at fair value (cost $10,861,389)	$13,740,248
Short-term investments at fair value (cost $2,635,430)	2,635,430
Cash	834,066
Deferred compensation plan assets, at fair value	387,544
Other receivable – foreign withholding tax	102,742
Prepaid expenses and other assets	40,232
Due from affiliates	33,147
Accrued interest receivable	386

Total Assets	$17,773,795

Liabilities and Shareholders’ Equity (Net Asset Value)

Liabilities:
Deferred compensation plan - due to Independent Trustees	$387,544
Deferred tax liability	19,986
Accounts payable and accrued expenses:
Audit and tax	151,813
Legal	17,500
Other	34,775
Total liabilities	611,618

Shareholders’ Equity:
Shares of beneficial interest, shares authorized are unlimited,
108,659.8075 shares issued and outstanding:
Adviser Trustee (500 shares)	135,555
Beneficial Shareholders (108,159.8075 shares)	17,026,622
Total Shareholders’ Equity (net asset value)	17,162,177

Total Liabilities and Shareholders’ Equity	$17,773,795

Net Asset Value per Share of Beneficial Interest	$157.42

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2010

Investment Income and Expenses

Income:
Interest from cash and short-term investments	$11,033
Interest income from portfolio investment	136,972
Total income	148,005

Expenses:
Legal fees	163,061
Audit and tax fees	157,313
Management fee	140,110
Administrative fees	121,301
Independent Trustees fees	51,272
Insurance expense	44,401
Other expenses	26,711
Total expenses	704,169

Net investment loss	(556,164)

Net Change in Shareholders’ Equity from Portfolio Investments

Change in net unrealized appreciation of Indirect Investments	2,742,549
Realized gain on distributions from Indirect Investments	12,520
Distributions of realized gain received from Indirect Investments	322,556
Realized loss from write-off of Indirect Investments	(2,079,843)
Net change in Shareholders’ Equity from Indirect Investments	997,782

Net realized loss from Distributed Investments	(9,093)

Change in net unrealized appreciation of Direct Investments	241,074
Distributions of realized gain from Direct Investments	39,075
Net change in Shareholders’ Equity from Direct Investments	280,149

Net change in Shareholders’ Equity from Portfolio Investments before tax	1,268,838

Provision for income taxes	(10,830)

Net change in Shareholders’ Equity from Portfolio Investments after tax	1,258,008

Net Increase in Shareholders’ Equity from Operations	$701,844

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Year Ended March 31, 2010

	Adviser	Beneficial
	Trustee	Shareholders		Total

Shareholders’ Equity as of April 1, 2009	$92,114	$16,368,219		$16,460,333

Increase (decrease) in Shareholders’ Equity
from operations:
Net investment loss	(2,559)	(553,605)		(556,164)
Realized loss from investments – net (C)	(9,554)	(2,066,862)		(2,076,416)
Distributions of realized gain received
from investments – net	7,498	354,133		361,631
Change in unrealized appreciation
on investments – net	48,106	2,935,517		2,983,623
Provision for income taxes	(50)	(10,780)		(10,830)

Net increase in Shareholders’ Equity
from operations	43,441	658,403		701,844

Shareholders’ Equity as of March 31, 2010 (A)	$135,555	$17,026,622	(B)	$17,162,177

(A)	Shareholders’ Equity is equivalent to the net assets of The Pacific Corporate Group Private Equity Fund (the “Trust”).

(B)
The net asset value per share of beneficial interest was $157.42 as of March 31, 2010.  Additionally, from February 9, 1998 (commencement of operations) through March 31, 2010, the Trust made cash distributions to Beneficial Shareholders totaling $1,126 per share of beneficial interest.

(C)	Inclusive of realized losses from write-off of Indirect Investments.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Year Ended March 31, 2009

Adviser	Beneficial
Trustee	Shareholders	Total

Shareholders’ Equity as of April 1, 2008	$354,716	$23,985,900	$24,340,616

Increase (decrease) in Shareholders’ Equity
from operations:
Net investment loss	(3,294)	(712,408)	(715,702)
Realized loss from investments – net (D)	(7,460)	(1,613,752)	(1,621,212)
Distributions of realized gain received from
Indirect Investments	3,048	659,271	662,319
Change in unrealized appreciation
on investments – net	(239,908)	(2,708,591)	(2,948,499)
Income tax benefit	12	2,593	2,605

Net decrease in Shareholders’ Equity from operations	(247,602)	(4,372,887)	(4,620,489)

Distributions to Shareholders: (C)
Return of capital distributions	(13,451)	(2,909,693)	(2,923,144)
Realized gain distributions	(1,549)	(335,101)	(336,650)
Total distributions to Shareholders	(15,000)	(3,244,794)	(3,259,794)

Net decrease in Shareholders’ Equity	(262,602)	(7,617,681)	(7,880,283)

Shareholders’ Equity as of March 31, 2009 (A)	$92,114	$16,368,219	(B)	$16,460,333

(A)	Shareholders’ Equity is equivalent to the net assets of the Trust.

(B)
The net asset value per share of beneficial interest was $151.33 as of March 31, 2009.  Additionally, from February 9, 1998 (commencement of operations) through March 31, 2009, the Trust made cash distributions, including both return of capital and gain distributions, to Beneficial Shareholders totaling $1,126 per share of beneficial interest.

(C)	The determination of the return of capital and realized gain components of distributions is based on information available at the time of each distribution.
(D)	Inclusive of realized losses from write-off of Indirect Investments.

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2010

Cash Flows From Operating Activities

Net increase in Shareholders’ Equity from operations	$701,844

Adjustments to reconcile net increase in Shareholders’ Equity from operations to net cash provided by operating activities:

Net realized loss from Investments	2,076,416
Change in net unrealized appreciation of Investments	(2,983,623)
Proceeds from the sale of Distributed Investments	136,620
Net capital contributed to Indirect Investments	(300,239)
Return of capital distributions received from Indirect Investments	461,746
Increase in short-term investments	(108,512)
Decrease in accrued interest receivable	1,542
Increase in deferred compensation plan assets, at market value	(94,050)
Increase in prepaid expenses and other assets	(8,707)
Decrease in prepaid income tax	5,938
Increase in other receivable - foreign withholding tax	(40,000)
Increase in deferred compensation plan - due to Independent Trustees	94,050
Increase in deferred tax liability	10,830
Increase in accounts payable and accrued expenses	15,115
Net cash provided by operating activities	(31,030)

Decrease in cash	(31,030)
Cash at beginning of year	865,096

Cash at End of Year	$834,066

Supplemental disclosure of non-cash operating activity:

Fair value of in-kind distribution received from Indirect Investments	$145,713

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS
As of March 31, 2010

				Fair Value	Fair Value
				% of	as a
	Geographic			Shareholders’	% of
	Location	Cost	Fair Value	Equity	Net Assets
Direct Investments:

Manufacturing:
ADCO Global, Inc.	USA
Materials
8,638 shares of redeemable exchangeable
cumulative preferred stock, 10% PIK (paid-in- kind)dividend		$863,700	$2,026,490
1,000 shares of common stock		1,000,000	304,304

Total Manufacturing		1,863,700	2,330,794	13.58%	13.58%

Total Direct Investments		1,863,700	2,330,794	13.58%	13.58%

Indirect Investments:

International:
CVC European Equity Partners II L.P.	Asia Pacific	1,107,413	1,189,808	6.93%	6.93%
Consumer Discretionary, Industrials, Materials	Europe
$7,500,000 original capital commitment
.300% limited partnership interest

Hicks, Muse, Tate & Furst Latin America Fund, L.P.	USA	392,428	440,703	2.57%	2.57%
Consumer Discretionary, Telecom Services	Latin America
$2,500,000 original capital commitment	Canada
.267% limited partnership interest

Total International		1,499,841	1,630,511	9.50%	9.50%

Large Corporate Restructuring:
Apollo Investment Fund IV, L.P.	USA	527,656	828,676	4.83%	4.83%
Consumer Discretionary, Industrials, IT	Canada
$5,000,000 original capital commitment
.139% limited partnership interest

Hicks, Muse, Tate & Furst Equity Fund IV, L.P.	USA	230,950	239,479	1.40%	1.40%
Consumer Discretionary, IT	Latin America
$5,000,000 original capital commitment	Canada
.124% limited partnership interest

Total Large Corporate Restructuring		758,606	1,068,155	6.23%	6.23%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2010

				Fair Value	Fair Value
				% of	as a
	Geographic			Shareholders’	% of
	Location	Cost	Fair Value	Equity	Net Assets
Medium Corporate Restructuring:
Aurora Equity Partners II L.P.	USA	$2,503,895	$3,650,747	21.27%	21.27%
Consumer Discretionary, Materials	Canada
$5,000,000 original capital commitment
.663% limited partnership interest

Fenway Partners Capital Fund II, L.P.	USA	1,177,744	1,252,021	7.30%	7.30%
Consumer Discretionary, Industrials	Canada
$5,000,000 original capital commitment
.550% limited partnership interest

Parthenon Investors, L.P.	USA	530,148	989,084	5.76%	5.76%
Industrials, IT	Canada
$3,500,000 original capital commitment
.990% limited partnership interest

Total Medium Corporate Restructuring		4,211,787	5,891,852	34.33%	34.33%

Sector Focused:
First Reserve Fund VIII, L.P. (A)		0	33,000	0.19%	0.19%
$5,000,000 original capital commitment
.616% limited partnership interest

Providence Equity Partners III, L.P.	USA	95,000	136,940	0.80%	0.80%
Consumer Discretionary	Canada
$3,500,000 original capital commitment
.372% limited partnership interest

VS&A Communications Partners III, L.P.	Europe	1,064,689	1,190,318	6.94%	6.94%
Consumer Discretionary, IT	USA
$3,000,000 original capital commitment	Canada
.293% limited partnership interest

Total Sector Focused		1,159,689	1,360,258	7.93%	7.93%

Small Corporate Restructuring:
Sentinel Capital Partners II, L.P. (A)	USA	239,769	239,769	1.40%	1.40%
Consumer Discretionary	Canada
$5,000,000 original capital commitment
3.973% limited partnership interest

Washington & Congress Capital Partners, L.P.
(f/k/a Triumph Partners III, L.P.)		5,824	8,299	0.05%	0.05%
$5,000,000 original capital commitment
.831% limited partnership interest

Total Small Corporate Restructuring		245,593	248,068	1.45%	1.45%

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS, continued
As of March 31, 2010

				Fair Value	Fair Value
				% of	as a
	Geographic			Shareholders’	% of
	Location	Cost	Fair Value	Equity	Net Assets

Venture Capital:
Alta California Partners II, L.P. (D)	USA	$501,249	$434,909	2.53%	2.53%
Health Care, IT	Canada
$4,000,000 original capital commitment
1.783% limited partnership interest

Atlas Venture Fund IV, L.P.	Europe	131,264	120,853	0.70%	0.70%
Consumer Discretionary, IT	USA
$1,540,000 original capital commitment	Canada
.381% limited partnership interest

Sprout Capital VIII, L.P. (C)	Middle East	489,660	654,848	3.81%	3.81%
Health Care, IT, Materials	Africa
$5,000,000 original capital commitment	USA
.667% limited partnership interest	Canada

Total Venture Capital		1,122,173	1,210,610	7.04%	7.04%

Total Indirect Investments		8,997,689	11,409,454	66.48%	66.48%

Total Portfolio Investments (B) (E) (F)		$10,861,389	$13,740,248	80.06%	80.06%

(A)	The fair value assigned to these limited partnership interests mainly represent cash, cash equivalents and future escrow proceeds.

(B)
The Trust’s indirect investments are illiquid as redemptions are not allowed. However, the Trust may exit investments by selling its portion in the secondary market after the opportunity to buy the Trust’s portion has been given to the other limited partners invested in this partnership.

(C)
In April 2009, the Trust received an in-kind distribution from Sprout Capital VIII, L.P. of 875 common shares of VNUS Medical Technologies, Inc. with a total value of $18,827, realizing a total gain of $12,520.  Such securities were sold in April 2009, for a total of $18,073, resulting in a net realized gain of $11,766.

(D)
In July 2009, the Trust received an in-kind distribution from Alta California Partners II, L.P. of 15,556 common shares of Neuroges X, Inc. with a total value of $126,886.  Such securities were sold in August and September 2009, for a total of $118,547, resulting in a net realized loss of $8,339.

(E)
For the three months ended December 31, 2009, the Trust received final liquidating distributions from American Securities Partners II, L.P., Providence Equity Offshore Partners III, L.P. and Thomas H. Lee Equity Fund IV, L.P. totaling $61,395, resulting in a gain of $57,690.

(F)
For the year ended March 31, 2010, the Trust wrote-off a portion of cost of the following Indirect Investments, resulting in a realized loss of $2,079,843.

Hicks, Muse, Tate & First Equity Fund IV, L.P.                                     $               31,400
Sentinel Capital Partners II, L.P.                                                                                 76,043
Alta California Partners II, L.P.                                                                                 329,000
CVC European Equity Partners II, L.P.                                                                    290,000
Fenway Partners Capital Fund II, L.P.                                                                  1,247,800
Washington & Congress Capital Partners, L.P.                                                      31,900
Atlas Venture Fund IV, L.P.                                                                                        73,700
                  $2,079,843

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS
For the Year Ended March 31, 2010

The following per share data and ratios have been derived from information provided in the consolidated financial statements for each respective year.

Operating Performance Per
Share of Beneficial Interest:	2010	2009	2008		2007		2006

Net asset value, beginning of year	$151.33	$221.76	$408.18		$411.10		$675.84

Net investment (loss) income	(5.12)	(6.59)	(2.85	) (C)	1.21	(C)	0.11	C)
Net change in net assets from
Portfolio Investments	11.21	(33.84)	21.43	(C)	105.87	(C)	95.15	(C)

Net increase (decrease) in net assets resulting from operations	6.09	(40.43)	18.58		107.08		95.26

Cash distributions: (A)
Return of capital	-	(26.90)	(65.19)		(59.88)		(188.43)
Gain	-	(3.10)	(139.81)		(50.12)		(171.57)
Total cash distributions	-	(30.00)	(205.00)		(110.00)		(360.00)

Net asset value, end of year	$157.42	$151.33	$221.76		$408.18		$411.10

Total investment return	4.02%	(18.23%)	4.55%		26.05%		14.10%

Ratios to Average Net Assets:

Expenses	4.10%	4.05%	2.57	% (C)	2.49	% (C)	2.33	% (C)

Net investment loss	(3.24%)	(3.61%)		(0.82%) (C)	(0.30	%)C)	(0.02	%)(C)

Ratio of expenses and provision
for income taxes (B)	4.17%	4.03%	2.58%		2.94%		3.21%

Supplemental Data:

Net assets, end of year	$17,162,177	$16,460,333	$24,340,616		$44,352,656		$44,669,982

Portfolio turnover	0.97%	1.19%	0.50%		0.50%		2.91%

(A)	The determination of the return of capital and realized gain components of distributions are based on information available at the time of each distribution.
(B)	Ratio includes the impact of income taxes reported as a component of realized and unrealized gains (losses) in the Consolidated Statement of Operations for each respective year.
(C)	The per share data and ratio data for income distribution and expenses for Indirect Investments have been reclassified for the respective year (Note 3).

The accompanying notes are an integral part of these consolidated financial statements.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.           Organization and Purpose

The Pacific Corporate Group Private Equity Fund (the “Trust”) is a Delaware business trust, formed on September 22, 1997.  The Trust, which began operations on February 9, 1998 (“Commencement of Operations”), is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

Pacific Corporate Group LLC, the Adviser Trustee of the Trust (the “Adviser Trustee”), manages the investment policies and operations of the Trust.  The Adviser Trustee and three individuals (the “Individual Trustees”), two of whom are non-interested persons as defined in the Investment Company Act of 1940 (the “Independent Trustees”), are responsible for the overall supervision of the Trust. The Adviser Trustee together with the Individual Trustees is referred to herein as the “Trustees.”

The objective of the Trust is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market. The Trust seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of partnerships (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investments in private or public operating companies (“Direct Investments”).

Taxable Subsidiaries - The Trust has made certain Indirect Investments and Direct Investments through PEF Direct, Inc., a wholly owned subsidiary of the Trust (the “Taxable Subsidiary”).  The financial statements of the Taxable Subsidiary is consolidated into the financial statements of the Trust.  The Taxable Subsidiary is subject to corporate federal, state and local income tax.  Therefore, income and gains earned by the Taxable Subsidiary is passed through to the Shareholders of the Trust on an after tax basis.  The Taxable Subsidiary was formed for tax purposes primarily to block unrelated business taxable income from certain Indirect Investments and Direct Investments that are structured as partnerships or other flow-through entities.

The Trust’s scheduled termination date was December 31, 2009.  In November 2009, the Trustees determined to extend the term of the Trust until December 31, 2010 and amended the declaration of Trust. Accordingly, the Trust is now scheduled to terminate on December 31, 2010.  The Trust is now subject to extension by the Trustees for up to two additional one-year periods.

2.           Summary of Significant Accounting Policies

Valuation of Investments - Portfolio investments valued at $13,740,248 as of March 31, 2010, representing 77.31% of total assets, are carried at fair value as determined quarterly by the Adviser Trustee, subject to approval by the Individual Trustees, in accordance with procedures established by the Trustees.  In determining the fair value of the Trust’s Indirect Investments, the Adviser Trustee considers, among other things, the valuations provided by the general partners of such investments.  The valuations provided by the general partners of such investments are reflected by the fair value of the Trust’s capital account balance for each such Indirect Investment. The capital account balance for each Indirect Investment includes capital contributed by the Trust, distributions received by the Trust and the Trust’s allocated share of the Indirect Investment’s profits and losses, including unrealized profits and losses.  Such allocations reflect certain fees and expenses incurred by the Indirect Investment entity and drawn against that entity’s cash position.  The Trust’s capital account balance for each Indirect Investment is reviewed by the Adviser Trustee to determine whether it reflects the fair value and may be adjusted at the discretion of the Adviser Trustee.  In deriving the fair value of each Indirect Investment, the Adviser Trustee considers, among other factors, an assessment of the amount that the Trust might reasonably expect to receive for an Indirect Investment upon its current sale.

Indirect Investments - As of March 31, 2010, the Trust had investments in 15 underlying funds, which are denoted as indirect investments on the consolidated schedule of portfolio investments.  The Trust’s investment in any one fund ranged from .05% to 21.27% of the Trust’s net assets as of March 31, 2010 and 66.48% of the overall net assets of the Trust.  Due to the limited liquidity of the Trust’s indirect investments, and the inherent uncertainty of the valuation of certain investments held by the funds, the values that the respective portfolio manager has ascribed to its investment within the funds may differ from the values that may be realized upon liquidation of such investments, and the differences could be material.  The Trust reviews the investment valuation information provided by each respective portfolio manager and may on occasion make certain adjustments to the valuations in order to maintain compliance with GAAP or other authoritative guidance.

Generally, the Trust’s investments in underlying fund investments are subject to holdback provisions, whereby the Trust will receive between 90%-95% of the amount due upon liquidation or redemption of interests in a fund investment and the balance will be received within a reasonable time after the completion of the fund investment’s year-end audit.  The Trust’s investments in the fund are subject to the market and credit risk of those financial instruments held or sold short by the fund.  The Trust’s risk of loss related to any one investment in an underlying fund is limited to its investment in such underlying fund.

The underlying funds may invest in U.S. and non-U.S. equities and equity-related instruments, fixed income securities, currencies, futures, forward contracts, swaps, other derivatives, mortgage-backed securities, asset-backed securities and other financial instruments and commodities which may be listed or unlisted and rated investment grade or non-investment grade.  Potential losses incurred in the underlying portfolio's more concentrated positions could have a materially adverse effect on the underlying fund's overall financial condition. In addition, if the price of a security held by the underlying fund should decrease and the underlying fund is unable for any reason to liquidate its position quickly or at a relatively advantageous price, the effect on the underlying fund's portfolio would be heightened if the underlying fund had concentrated its assets in such a position.  Refer to footnote 11 for certain information regarding underlying funds that are greater than 5% of the Trust’s net assets as of March 31, 2010.

The fair value of the Trust’s Direct Investments and securities received from Indirect Investments (“Distributed Investments”) are determined as follows: (i) unrestricted publicly-held securities for which market quotations are readily available are valued at the closing public market price on the valuation date; (ii) restricted publicly-held securities may be valued at a discount from the closing public market price, depending on the circumstances; and (iii) privately-held securities are valued using the following methods (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets – e.g., multiplying a key performance metric of the investee company or asset, such as EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions – adjusted by the Advisor Trustee for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Advisor Trustee to be the best indicator of fair value).  Factors considered in arriving at a change in valuation of such privately-held securities include the price of recent transactions in the company’s securities, the company’s earnings, sales and book value and the amount that the Trust might reasonably expect to receive upon the current sale of such privately-held securities.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

2.           Summary of Significant Accounting Policies, continued

As of March 31, 2010, all portfolio investments are privately held, and have been fair valued by the Adviser Trustee.

The values assigned to portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future circumstances that cannot be determined until the investments are actually liquidated.  Because of the inherent uncertainty of valuation, the assigned values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Trust’s Direct Investments are restricted as to resale.  Additionally, the Trust’s Indirect Investments in limited partnerships may be illiquid due to provisions of the limited partnership agreements restricting the sale of partnership interests.

Recent Accounting Developments - In June 2009, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No.168, The “FASB Accounting Standards Codification” and the Hierarchy of Generally Accepted Accounting Principles (“ASC 105”).  ASC 105 establishes the FASB Accounting Standards Codification (“Codification” or “ASC”) as the single source of authoritative accounting principles generally accepted in the United States (“U.S. GAAP”) recognized by the FASB to be applied by nongovernmental entities.  Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of the federal securities laws are also sources of authoritative GAAP for SEC registrants.  The Codification supersedes all existing non-SEC accounting and reporting standards.  ASC 105 shall be effective for interim and annual reporting periods ending after September 15, 2009.  References to the Codification have been included, as appropriate, in these consolidated financial statements.

In September 2009, the FASB issued Accounting Standards Updates (“ASU”) 2009-12, Investments in Certain Entities That Calculate Net Asset Value Per Share (or Its Equivalent).  ASU 2009-12 provides guidance on measuring the fair value of certain alternative investments.  The ASU amends ASC 820-10 (formerly FASB Statement No. 157, Fair Value Measurements), (“ASC 820-10”) to offer investors a practical expedient for measuring the fair value of investments in certain entities that calculate net asset value per share.  The pronouncement is effective for the Trust beginning April 1, 2010.  The Trust is currently evaluating the impact of ASU 2009-12 on the Trust’s consolidated financial statements.

In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 requires additional disclosures for transfers in and out of Levels 1 and 2, activity in Level 3 fair value measurements, disaggregation of classes of assets and liabilities measured at fair value, and disclosures about inputs and valuation techniques for fair value measurements that fall in either Level 2 or 3. The pronouncement is effective for the Trust beginning April 1, 2010. The Trust is currently evaluating the impact of ASU 2010-06 on the Trust’s consolidated financial statements.

In February 2010, the FASB issued ASU 2010-10, Consolidation (Topic 810) Amendments for Certain Investment Funds. ASU 2010-10 amends certain provisions of ASC-10, Consolidation, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 167).

ASU 2010-10 defers the effective date of SFAS No. 167 for a reporting enterprise’s interest in certain entities and for certain money market mutual funds.  In addition, it amends certain provisions of ASC 810-10-55-37 (formerly paragraph B22 of FASB Interpretation No. 46(R)) to change how a decision maker or service provider determines whether its fee is a variable interest.  The pronouncement is effective as of the beginning of the first annual period that begins after November 15, 2009 and early application is not permitted.  The Trust is currently evaluating the impact of ASU 2010-10 on the Trust’s consolidated financial statements.

Security Transactions and Investment Income - Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold.  Interest income is recorded on the accrual basis.

Loss Realization Policy - In addition to the gains and losses on the sale of investments, the Adviser Trustee considers each quarter whether in its view there has been an impairment of the Trust’s ability to recover all or part of the cost basis of any investment of the Trust that is other than a temporary decline. Without limiting the circumstances under which the Adviser Trustee may otherwise determine to include an investment of the Trust in such a consideration, the Adviser Trustee includes in this consideration any investment of the Trust where any of the following factors are present:

(i)        covenant breaches by the relevant company or investment fund;
(ii)       departures of key members of management;
(iii)      bankruptcy or restructuring of the company or investment fund;
(iv)      an investment has been valued below cost for one year or longer; or
(v)       investments that are the subject of write-downs of value during the current quarter.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Currency Risk - Although the majority of the Trust’s investments are denominated in U.S. dollars, the Trust may invest in securities denominated in currencies other than U.S. dollars, its reporting currency.  Consequently, the Trust may be exposed to risk that the exchange rate of the U.S. dollar relative to other currencies may change in a manner which has an adverse effect on the reported value of that portion of the Trust’s assets which are denominated in currencies other than the U.S. dollar.

Income Taxes - As the Trust is treated as a partnership for income tax purposes, the Trust’s income generally is not subject to income taxes.  However, gains arising from investments of the Trust owned by the Taxable Subsidiaries are subject to corporate federal, state and local income tax.  Income taxes of the Taxable Subsidiaries are accounted for using the asset and liability method.  Deferred tax assets and liabilities are recognized for the expected future tax consequences of events that have been reflected in the consolidated financial statements based on the difference between the financial statement carrying amounts and the tax basis of assets and liabilities, as well as operating loss and tax credit carryforwards, using applicable enacted tax rates.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

2.           Summary of Significant Accounting Policies, continued

During the year ended March 31, 2010, the Trust recorded a provision for income taxes of $10,830 related to realized and unrealized gains from portfolio investments held by the Taxable Subsidiary.  The income tax provision is comprised of a federal deferred tax expense of $10,830.

The tax effects of temporary differences that give rise to the deferred tax liability as of March 31, 2010 are primarily related to the fair value of portfolio investments held by the Taxable Subsidiary in excess of their tax basis.

In 2008, the FASB issued new accounting guidance on accounting for income taxes that establishes general standards of accounting for and disclosure of uncertain tax positions.  This new guidance requires that the  Trust recognize in its financial statements the impact of tax positions taken, or expected to be taken, on an income tax return only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.  Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated.   The tax position is measured at the largest amount of benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement.  The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position.  The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.  The Trust adopted the authoritative guidance for uncertainty in income taxes beginning with the year ended March 31, 2008.  No positions were noted that required disclosure or adjustment to the consolidated financial statements for the year ended March 31, 2010.

Short-term Investments - The Trust considers its money market investment held at broker to be short-term investments.

Cash - Cash is held with major financial institutions that are insured with by the Federal Deposit Insured Corporation (“FDIC”).  The Trust maintains its cash in bank accounts, which at times may exceed original FDIC limits.

Subsequent Events - The Trust has evaluated subsequent events through June 14, 2010, the day the consolidated financial statements were available to be issued.

3.           Reclassification of Certain Amounts

The current presentation in the income section of the Consolidated Statement of Operations includes interest and dividend income from Indirect Investments.  These amounts were previously presented as a component of distributions of realized gain and income received from Indirect Investments in previous reporting periods.

4.           Fair Value of Portfolio Investments

The Trust adopted ASC 820-10 effective April 1, 2008.  In accordance with ASC 820-10, fair value is defined as the price that the Trust would receive upon selling an investment in an orderly transaction between market participants in the principal or most advantageous market at the measurement date.

ASC 820-10 established a three-tier hierarchy, based on inputs to valuation techniques, to maximize the use of observable market data and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the investment, including assumptions about risk.  Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the investment developed based on market data obtained from sources independent of the Trust.  Unobservable inputs are inputs that reflect the Trust’s own assumptions about the assumptions market participants would use in pricing the investment developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – Quoted prices (unadjusted) in active markets for identical investments that the Trust has the ability to access at the measurement date.  This level of the fair value hierarchy provides the most reliable evidence of fair value and is used to measure fair value whenever available.

•
Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the investment, either directly or indirectly.  These inputs include quoted prices for similar investments in active markets, quoted prices for identical or similar investments in markets that are not active, and inputs other than quoted prices that are observable for the investment, for example interest rate and yield curves, volatilities, prepayment speeds and credit risks among others.  These are inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3 – Inputs that are unobservable inputs for the investment that are used to measure fair value when observable inputs are not available.  Unobservable inputs reflect the Trust’s own assumptions about the assumptions that market participants would use in pricing the investment.  These are inputs that are developed based on the best information available in the circumstances, which might include the Trust’s own data.

The following is a table of the inputs used as of March 31, 2010 in valuing the Trust’s investments carried at fair value:

		Significant
		Other	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Short-term investments	$2,635,430	$-	$-	$2,635,430
Deferred compensation plan assets	387,544	-	-	387,544

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

4.           Fair Value of Portfolio Investments, continued

		Significant
		Other	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Portfolio Investments:
Manufacturing	$-	$-	$2,330,794	$2,330,794
International	-	-	1,630,511	1,630,511
Large Corporate Restructuring	-	-	1,068,155	1,068,155
Medium Corporate Restructuring	-	-	5,891,852	5,891,852
Sector Focused	-	-	1,360,258	1,360,258
Small Corporate Restructuring	-	-	248,068	248,068
Venture Capital	-	-	1,210,610	1,210,610
Total Portfolio Investments	$-	$-	$13,740,248	$13,740,248

Total Valuation Inputs	$3,022,974	$-	$13,740,248	$16,763,222

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of March 31, 2009	$13,131,168
Realized and unrealized gain/loss	907,207
Net purchases/sales	(298,127)
Balance as of March 31, 2010	$13,740,248

Net change in unrealized appreciation/depreciation
from investments still held as of March 31, 2010	$2,983,623

In April 2009, the FASB issued ASC 820-10-35 (formerly FASB Staff Position No. FSP FAS 157-4), Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“ASC 820-10-35”).  ASC 820-10-35 provides additional guidance for estimating fair value in accordance with ASC 820-10, when the volume and level of activity for the asset or liability have significantly decreased.  ASC 820-10-35 shall be effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively.  The Trust adopted the provisions of ASC 820-10-35 on April 1, 2009.  The provisions of ASC 820-10-35 did not have a material impact on the Trust’s financial condition and results of operations.

5.           Investment Risk Factors

The Adviser Trustee seeks investment opportunities that offer the possibility of attaining substantial capital appreciation.  Certain events particular to each industry in which the Trust’s investments conduct their operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Trust’s investments.

Concentration of Risk - The underlying funds related to the indirect investments are not registered under the Investment Company Act of 1940 and invest in and actively traded securities and other financial instruments using different strategies and investment techniques, including leverage that may involve significant risks. These underlying funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return.  As a result, the indirect investments may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the indirect investment’s net asset value.

Investment Risk - An investment in the Trust is subject to investment risk, including the possible loss of the entire principal invested.  An investment in the Trust represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.  An investment in the Trust at any point in time may be worth less than the original investment.  Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

6.           Shareholders’ Equity

In connection with the original issuance of 108,659.8075 shares of beneficial interest (the “Shares”) of the Trust, Shareholders contributed capital totaling $110.6 million, including a $500,000 capital contribution from the Adviser Trustee.  The Trust paid selling commissions of $1.9 million in connection with the sale of the Shares.

7.           Allocation of Net Income and Net Loss

Net income and net loss, other than net income and net loss from Direct Investments, is allocated to all Shareholders, including the Adviser Trustee, pro rata based on capital contributions.  Additionally, the Adviser Trustee will be allocated, on a cumulative basis over the life of the Trust, 20% of the Trust’s aggregate net income from Direct Investments, other than “pari passu co-investments” (as described below), and 15% of the aggregate net income from “pari passu co-investments”.  For purposes of this allocation, net income is defined as interest and dividends on Direct Investments, plus realized gains, less realized losses, on the sale or other disposition of Direct Investments.  The remaining 80% and/or 85% of such net income, and any aggregate net loss, from Direct Investments is allocated to all Shareholders including the Adviser Trustee, pro rata based on capital contributions.

“Pari passu co-investments” refers to Direct Investments that are co-investments in the same securities and on the same terms alongside general partner managers of Indirect Investments held by the Trust, in transactions involving issuers held by investment vehicles in which the Trust has invested.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, continued

8.           Related Party Transactions

The Adviser Trustee receives a management fee at the annual rate of 1.25% of the aggregate capital commitments to the Trust, reduced by capital returned and realized investment losses (the “Fee Base”).  Such fee is determined and payable quarterly in advance and is calculated on the Fee Base as of the last day of the preceding quarter.  The Fee Base as of December 31, 2009, which was used to calculate the management fee for the quarter ended March 31, 2010, was $10,672,346.  The management fee is reduced by 100% of directors’ fees or other remuneration received by the Adviser Trustee from any portfolio company of the Trust.  No such reductions of management fees occurred during the year ended March 31, 2010.

As of April 1, 2006, each Independent Trustee receives a $14,375 annual fee, payable quarterly, $725 for each meeting of the Independent Trustees attended, plus out-of-pocket expenses. Additionally, as compensation for services rendered as members of the Audit Committee of the Trust, each Independent Trustee receives an additional $3,600 annual fee, payable quarterly, and $345 for each Audit Committee meeting attended.

The Independent Chairman receives a $4,000 annual fee in recognition of the additional services provided by this Trustee.  As of November 16, 2006, the Audit Committee Chairman receives a $2,000 annual fee in recognition of the additional services provided by this Trustee.

The Trust maintains a deferred compensation plan for the benefit of the Independent Trustees, whereby each Independent Trustee may elect to defer all, a portion or none of their compensation for services rendered to the Trust.  Such deferred compensation is invested in managed mutual funds and appreciation and income earned thereon is credited to the deferred accounts of the Independent Trustees.

Information concerning the Individual Trustees of the Trust is shown in the attached schedule of Supplemental Information – Individual Trustees.

9.           Investment Commitments

As of March 31, 2010, the Trust had unfunded investment commitments of approximately $2 million.

10.           Cash Distributions

Cumulative distributions made from inception of the Trust through March 31, 2010 total $122,350,945, of which the Beneficial Shareholders received $121,787,945, or $1,126.00 per Share and the Adviser Trustee received $563,000.

11.           Investment Concentration

The Trust’s proportionate share of investments, owned indirectly through its portfolio investments, with a fair value exceeding 5% of the shareholders’ equity at March 31, 2010 are as follows:

	Type	Country	Industry	Cost	Fair Value	Fair Value as a % of Shareholders’ Equity Total
Parthenon Investors, L.P.: Med Assets, Inc.	Common Stock	USA	Medical Equipment and Supplies	$112,111	$955,176	5.57%
Aurora Equity Parters II, L.P.: ADCO Global, Inc.	Common Stock Preferred Stock	USA	Adhesive and Sealants Manufacturer	400,312 345,805 $746,117	442,381 868,192 $1,310,573	2.58% 5.06% 7.64%

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited)

1.           Individual Trustees

Information concerning the Individual Trustees of the Trust is shown in the chart below.

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Christopher J. Bower 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 53	President and Individual Trustee	Indefinite, Since 1998	Chief Executive Officer and Founder of Pacific Corporate Group LLC	1	PCG Asset Management, LLC
Alan C. Shapiro (1) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 64	Independent Trustee	Indefinite, Since 1998	Ivadelle and Theodore Johnson Professor Emeritus of Banking and Finance Emeritus at the Marshall School of Business, University of Southern California	1	Advanced Cell Technology
DeWitt F. Bowman (2) 1200 Prospect Street, Suite 200 La Jolla, CA 92037 Age 79	Independent Chairman	Indefinite, Since 1998	Principal of Pension Investment Consulting	1	Brandes Funds, Forward Funds, RREEF America III REIT, and PG&E NFDC Trust

(1)	Dr. Shapiro is the Chairman of the Audit Committee.
(2)	Mr. Bowman is the Independent Chairman of the Board of Trustees.

2.           Proxy Voting

The Trust adopted the proxy voting policies and procedures of the Adviser Trustee as its own.  A description of the Adviser Trustee’s proxy voting policies and procedures is available without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov (in the Trust’s annual report on Form N-CSR for the year ended March 31, 2009).

The Trust’s proxy voting record is available without charge by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov (in the Trust’s annual report on Form N-PX for the period ended June 30, 2009).

3.           Form N-Q

The Trust’s Form N-Q, filed semi-annually with the Commission for the periods ending on June 30 and December 31 of each year, includes a listing of the Trust’s portfolio investments as of the end of such periods.  The Trust’s Form N-Q is available, without charge, by contacting Ms. Quyen Dao-Haddock, Vice President, Treasurer and Secretary/Principal Financial Officer, at (858) 456-6000 and on the Commission’s website at http://www.sec.gov.  Additionally, these Forms and other information may be inspected and copied at the public reference facilities maintained by the Commission at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

4.           Continuation of Management Arrangements

The Board of Trustees of the Trust, including a majority of the Independent Trustees, has the responsibility under the Investment Company Act to approve the Trust’s proposed Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board called for the purpose of voting on the approval or continuation.1 At a meeting held in person on May 20, 2010, the Management Agreement with Pacific Corporate Group LLC, the Fund’s management company and adviser trustee (“PCG”), was discussed and was unanimously continued for a one-year term by the Trust’s Board, including the Independent Trustees.  In approving the continuance for one year, it was noted that such continuance was subject to the extension of the Trust’s term beyond December 31, 2010, which the Trustees were due to consider at a future meeting.  At the meeting held on May 20, 2010, the Board, including the Independent Trustees, also approved Articles IV and VI of the Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”), which Articles set forth certain management powers of, and the payment of certain fees (as described below) to, PCG as adviser trustee of the Trust.  The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the Board meeting and executive session.

In considering whether to continue the Trust’s Management Agreement and other management arrangements, the Board reviewed materials provided by PCG, Trust counsel and independent counsel, which included, among other things, (i) fee information of other comparable funds-of-funds (“Comparable Funds”), as well as fee information regarding other funds, investment vehicles and institutional accounts managed or advised by PCG, (ii) a profitability analysis of PCG in providing services under the Management Agreement and information regarding PCG’s financial condition, (iii) performance information regarding the Trust and related performance benchmarks and (iv) memoranda outlining the legal duties of the Board.  The Board also met with investment management, accounting and legal personnel from PCG and such personnel responded to various questions of the Independent Trustees.  The Board met separately outside the presence of PCG personnel in connection with the deliberations.  The counsel to the Independent Trustees reviewed with the Independent Trustees their responsibilities in considering the continuation of the Fund’s management arrangements and responded to questions from the Independent Trustees concerning their responsibilities.  The counsel to the Independent Trustees also advised the Independent Trustees of a recent case decided by the U.S. Supreme Court which was relevant to their deliberations.

1
The Trust’s shareholders most recently approved the Management Agreement at a special meeting held in August 2001 in connection with the acquisition of ownership interests in PCG by several members of PCG’s management.

THE PACIFIC CORPORATE GROUP PRIVATE EQUITY FUND
SUPPLEMENTAL INFORMATION (Unaudited), continued

4.           Continuation of Management Arrangements, continued

The Board considered factors relating to both the selection of the manager and the approval of the management fee when reviewing the Management Agreement and other management arrangements.  It was noted that factors for consideration by the Independent Trustees had been set forth in the memorandum prepared by counsel to the Independent Trustees.  In particular, the Board considered the following:

(i) The nature, extent and quality of services to be provided by PCG.  The Trustees reviewed the services that PCG provides to the Trust, including, but not limited to, providing (a) ongoing monitoring and information regarding the Trust’s investments, including information requested by the Trustees, (b) a highly customized set of policies and procedures designed to meet the needs of the Fund, (c) well established risk management policies and (d) pro-active monitoring, reporting and valuation mechanisms.  The Board considered PCG’s ability to continue to perform the services required of it by the Trust, including PCG’s financial condition, its business and whether PCG had the financial, personnel and other resources necessary to continue to carry out its functions under its management arrangements with the Trust.  The Trustees also discussed with officers of the Trust and PCG the amount of time PCG dedicated to the Trust during the previous year.  In this regard, the Trustees noted the continuing responsiveness of PCG with regard to various requests of the Trustees concerning the remaining term of the Trust and the potential alternatives concerning the Trust’s remaining portfolio investments.  Additionally, the Trustees considered the services provided by PCG to other funds, investment vehicles and institutional accounts that it manages or advises.

The Board noted that as a limited life private equity fund registered under the Investment Company Act investing in Direct Investments and Indirect Investments (as each term is defined in Note 1 to the Trust’s financial statements), the Trust is a somewhat unique investment vehicle.  It was noted that PCG had developed reporting, valuation and other procedures that were customized to the needs of the Trust and requirements of the Trustees in carrying out their responsibilities.  It was also noted that PCG had expertise in administering such procedures.  In this regard, the Board recognized PCG’s effective interaction with the Trust’s administrator, auditors and legal counsel.  The Board also noted the robust compliance program of PCG as well as PCG’s role in developing the Trust’s compliance program and PCG’s commitment to updating such program on a regular basis.

The Board considered the size, education, background and experience of PCG’s staff.  They also took into consideration PCG’s quality of service and longevity in the industry.  The Board further noted that PCG continued to be responsive to the requests of the Trustees, including requests from the Trust’s Independent Chairman, and that PCG had implemented procedures designed to address requests of the Trustees.  The Board also considered developments in PCG’s business, particularly those occurring in the past year.  Lastly, the Trustees reviewed PCG’s ability to attract and retain quality and experienced personnel and reviewed the personnel responsible for matters relating to the Trust.  In this regard, the Board considered and reviewed the changes in staffing at PCG during the prior year.

The Trustees concluded that the scope of services provided by PCG to the Trust, including compliance with regulatory and tax reporting requirements and investment restrictions, was consistent with the nature, extent and quality of services expected of a manager of an investment vehicle such as the Trust, and that the level of services provided by PCG had not diminished over the past year.

(ii) Investment performance of the Trust and PCG.  The Trustees reviewed the past investment performance of the Trust, both on an absolute basis and as compared to other funds that had invested in similar investments made in the same vintage years, as well as general market indices.  It was noted that in addition to the consideration of the performance of the Trust at the meeting at which the continuance of the management arrangements was being considered, PCG reviews comparative performance data with the Trustees on a regular basis.  The Trustees noted that the Trust had performed satisfactorily, particularly when compared to the performance of other private equity funds that had invested their capital over the same time frame as the Trust.  The Trustees then reviewed PCG’s performance with respect to the funds and other clients for which it provides management or investment advisory services.  The Trustees recognized that past performance is not an indicator of future performance, but determined that such information was relevant, and found that PCG had the necessary expertise to manage the Trust in accordance with its investment objectives and strategies.  The Trustees determined that the Trust’s performance was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by PCG from the relationship with the Trust.  Next, the Trustees considered the cost of the services provided by PCG.  As part of their analysis, the Trustees gave substantial consideration to the fees payable to PCG.  The Trustees noted that PCG’s management fee is determined as a percentage of total capital commitments of the Trust less any distributions of capital and realized investment losses.  They further noted that out of its management fee, PCG pays a quarterly shareholder servicing fee to the Trust’s placement agent.  In addition, the Trustees considered that pursuant to the Trust’s Declaration of Trust, PCG is entitled to a potential carried interest in the profits generated by the Trust’s Direct Investments.  It was noted that no carried interest had been paid to PCG since the inception of the Trust.  The Trustees noted that PCG is not entitled to a carried interest with respect to the profits generated by the Trust’s Indirect Investments.

In reviewing the management fee, the Trustees considered the management fees of the Comparable Funds.  In reviewing data regarding the Comparable Funds, it was noted to the Trustees, however, that many of the Comparable Funds do not make Direct Investments and none of the Comparable Funds is registered under the Investment Company Act.  Further, it was noted that unlike the Comparable Funds, the Trust’s registration under the Investment Company Act resulted in additional potential liabilities for PCG as well as uncertainty as to the term of the advisory engagement as a result of the Investment Company Act’s annual approval requirements.  It was also noted that, unlike the Trust, as private funds many of the Comparable Funds likely did not have boards of trustees that the Comparable Funds’ managers met with and reported to on a quarterly or more frequent basis.  The Trustees also considered that unlike certain of the Comparable Funds, the Trust’s shares are held primarily by individuals, generally resulting in greater compliance and administrative costs than may be the case for such Comparable Funds.  The Board also noted that several of the Comparable Funds were “specified funds-of-funds” involving investments into a limited number of underlying funds that were specified in the offering documents of the relevant Comparable Funds.  In addition, the Trustees considered the fact that PCG receives a carried interest only with regard to Direct Investments while certain of the Comparable Funds receive a carried interest with regard to Indirect Investments.  Finally, when comparing the management fees payable by certain of the Comparable Funds with the fee payable by the Trust, it was noted that the management fee payable by the Trust decreased from the prior year and would continue to decrease as a result of the manner in which the fee is calculated (i.e., as a percentage of total capital commitments less any distributions of capital and realized investment losses).

The Board also considered the fees charged by PCG to the other funds, investment vehicles and institutional accounts for which it provides management or advisory services.

The Board also recognized that the terms of the management arrangements had been disclosed in detail in the Private Placement Memorandum in connection with the initial offering of the Trust’s shares and in the Proxy Statement in connection with the shareholders’ approval of the management arrangements in 2001.

Based upon the foregoing, the Trustees concluded that PCG’s management fee and carried interest entitlement were reasonable, compared to those of the Comparable Funds and the fees charged by PCG to other funds, private equity vehicles and institutional accounts for which it provides management or advisory services, based upon the nature and quality of services provided and the unusual characteristics of the Trust.

The Trustees also reviewed information regarding the profitability to PCG of its relationship with the Trust and regarding PCG’s financial condition.  The Board considered the level of PCG’s profits and whether the profits were reasonable for PCG.  The profitability analysis took into consideration a review of PCG’s methodology for determining overhead expenses.  These overhead expenses include the payment of all compensation of, and furnishing office space for, officers and employees of the Trust necessary for the operation of the Trust, as well as the compensation of all Trustees who are affiliated persons of PCG or any of its affiliates.  Representatives of PCG indicated that the allocation of labor expenses is based upon the time spent on Trust matters.  The Trustees noted the limited profitability to PCG in managing the Trust at its current asset level and the focus of PCG on maximizing remaining shareholder value while winding up the Trust’s operations as expeditiously as possible.  The Trustees found that the profits realized by PCG from its relationship with the Trust were reasonable and consistent with fiduciary duties.  The Trustees also found that PCG had the financial resources necessary to continue to carry out PCG’s functions under its management arrangements with the Trust.

(iv) The extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale.  An additional factor that the applicable regulations under the Investment Company Act indicate that a board should consider is the extent to which economies of scale would be realized as the Trust grows and whether fee levels would reflect such economies of scale.  The Trust’s management fee is based upon committed capital as reduced by returns of capital and realized investment losses.  In addition, as a limited life vehicle, the Trust has and will continue to return capital to investors as it approaches the end of its term, and has no intention of selling additional shares and/or raising additional capital.  As a result, the Trustees did not make a determination as to whether economies of scale would be realized as the Trust grows because they determined that such factor is not relevant with respect to the Trust.  Because the Trust will not experience any further growth in its capital commitments, and, in fact, will continue to reduce its capital as it approaches the end of its term, it will not realize economies of scale.

In approving the continuation of the Trust’s management arrangements, no single factor was determinative to the decision of the Board.  Rather, after weighing all of the reasons discussed above, the Board, including the Independent Trustees, unanimously approved the continuation of the Management Agreement and other management arrangements.

ITEM 2.                      Code of Ethics.

(a)
The Pacific Corporate Group Private Equity Fund (the “Registrant”) maintains a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to any provisions of the code of ethics that relate to any element of the code of ethics definition enumerated in this Item.
(d)	The Registrant has not granted any waivers, including an implicit waiver, from any provisions of the code of ethics during the period covered by this report.
(e)	Not applicable.
(f)	A copy of the Registrant’s code of ethics is attached as an exhibit hereto.

ITEM 3.	Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that DeWitt F. Bowman and Alan C. Shapiro, constituting all of the members of the Registrant’s Audit Committee, are “audit committee financial experts” and “independent,” as such terms are defined in this Item.  This designation does not increase the designees’ duties, obligations or liability as compared to their duties, obligations and liability as members of the Audit Committee and of the Board.  The Board believes that each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4.                      Principal Accountant Fees and Services.

Audit Fees
(a)
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $127,831and $102,600 for the fiscal years ended March 31, 2009 and 2010, respectively.

Audit-Related Fees
(b)
There were no audit-related fees billed for the fiscal years ended March 31, 2009 and 2010, respectively, for assurance and related services by the principal accountant that reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item.

There were no audit-related fees billed for the fiscal years ended March 31, 2009 and 2010, respectively, for assurance and related services by the principal accountant to Pacific Corporate Group LLC ("PCG"), the Registrant’s management company and adviser trustee, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, that were reasonably related to the performance of the annual audits of such entities, the engagement of which relate directly to the operations and financial reporting of the Registrant.

Tax Fees
(c)
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $66,500 and $44,875 for the fiscal years ended March 31, 2009 and 2010, respectively.  Services rendered included preparation of the Registrant’s 2009 and 2010 tax returns and tax advice throughout the years.

There were no fees billed for the fiscal years ended March 31, 2009 and 2010, respectively, for professional services rendered by the principal accountant to PCG, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, for tax compliance, tax advice and tax planning, the engagement of which relate directly to the operations and financial reporting of the Registrant.

All Other Fees
(d)	There were no other fees billed for professional services rendered by the principal accountant for the fiscal years ended March 31, 2009 and 2010, respectively.

There were no other fees billed for the fiscal years ended March 31, 2009 and 2010, respectively, for services rendered by the principal accountant to PCG, or any entity controlling, controlled by or under common control with PCG that provides ongoing services to the Registrant, the engagement of which relate directly to the operations and financial reporting of the Registrant.

(e)
(1) The Audit Committee Charter of the Registrant requires the Audit Committee to pre-approve all audit services and permissible non-auditing services, including tax services, to be provided to the Registrant and/or PCG, the Fund’s management company and adviser trustee, by the Registrant’s principal accountant in accordance with the Securities Exchange Act of 1934.  The Audit Committee Charter also provides that the Audit Committee may delegate to one or more of its designated members the authority to grant such pre-approvals.  The decisions of any member or members of the Audit Committee to whom such authority has been given shall be reported to the full Audit Committee at each of its scheduled meetings.

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

          (f)  Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the Registrant, and rendered to PCG, the Registrant’s management company and adviser trustee (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with PCG, that provides ongoing services to the Registrant was $313,293 and $460,143 for the fiscal years ended March 31, 2009 and 2010, respectively.

(h)
The Registrant’s Audit Committee has considered and determined that the provision of non-audit services that were rendered to PCG (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with PCG that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  All services provided by the Registrant’s principal accountants to the Registrant or PCG, or any entity controlling, controlled by, or under common control with PCG that provides ongoing services to the Registrant, that were required to be pre-approved were pre-approved as required.

ITEM 5.                           Audit Committee of Listed Registrants.

The Registrant is not a listed issuer, as such term is defined in Rule 10A-3 under the Securities Exchange Act of 1934, since it does not have any securities listed on a national securities exchange or listed in an automated inter-dealer quotation system of a national securities association.  As a result, Item 5 is not applicable to the Registrant.

ITEM 6.                           Investments.

(a)	The Registrant’s investments in securities of unaffiliated issuers as of March 31, 2010 are included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.	Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

The Registrant has adopted the proxy voting policies and procedures of PCG as its own.  PCG’s proxy voting policies and procedures are set forth below.

PACIFIC CORPORATE GROUP, LLC
Amended and Restated
Proxy Voting Policies and Procedures

Adopted as of August 2007

I.           Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

II.           Policy

Upon request, Pacific Corporate Group LLC (“PCG”) votes proxies for the funds and securities it holds; therefore, PCG has adopted and implemented this Proxy Voting Policy and Procedures.

Since PCG manages private equity funds and co-investments (through PCG Asset Management, LLC (“PCGAM”)) and direct private investments (through PCG Capital Partners, LLC (“PCGCP”)), the number of proxies that it receives is limited.  The most common scenario in which PCG is requested to respond to proxy requests is where PCG is requested to vote limited partnership or limited liability company interests in the underlying funds.  In limited circumstances, PCG may be requested to vote on matters (or consent to actions) relating to fee sharing agreements with underlying managers or to vote on matters relating to direct investments in portfolio companies. In even more limited situations, PCG may be requested to vote on matters involving public securities should a private security position be converted into a public security.

PCG votes proxies: (i) for each client that has specifically authorized it to vote them in the investment management contract or otherwise; (ii) for each fund for which it acts as adviser with the power to vote proxies; and (iii) for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees.

III.           Procedures

A. General Guidelines

In voting proxies, PCG will take action in response to each proxy request that it receives on a case-by-case basis.  PCG is guided by general fiduciary principles and the desire to act prudently in the best interests of the beneficial owners of the accounts it manages.  PCG attempts to consider the variety of attributes of a vote that could affect the value of its investment; accordingly, it seeks to vote in a manner consistent with efforts to maximize shareholder value.  In certain cases, however, PCG may determine to abstain from acting on a proxy request (or from recommending what action should be taken with respect to a proxy request) if it concludes that the potential benefit is outweighed by the cost, or when it is not in the best interests of the fund’s beneficial owners to vote.

B. Conflicts of Interest

PCG will rely on the observations and direct input of PCGCP, the Management Committee of PCGAM, members of the PCGAM Investment Committee, and the PCG Compliance Committee to identify potential conflicts of interest of which they are aware, and to bring such potential conflicts of interest to the attention of PCG’s Chief Compliance Officer (“CCO”).  The CCO will determine whether a conflict of interest is material.

A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence PCG’s decision in voting the proxy.  All materiality determinations will be based on an assessment of the particular facts and circumstances.  The CCO or its designee shall maintain a written record of all materiality determinations.

If the CCO determines that a conflict of interest is not material, PCG may vote proxies notwithstanding the existence of a conflict.  If the CCO determines that PCG is subject to a material conflict of interest in taking action in response to a proxy request, he shall consider the following potential solutions, as well as any other solutions he wishes to consider: (i) disclosing the conflict of interest to the investors in such fund and obtaining their consent (in accordance with the governing documents of such fund) to act on the proxy request; (ii) engaging an independent third party to recommend a response to the proxy request; (iii) abstaining from acting on the proxy request; or (iv) if the fund for which PCG is considering a proxy request has an independent board of directors advise the independent directors of the conflict for their consideration.

The CCO shall maintain a written record of the method used to resolve a material conflict of interest.

C. Disclosures

PCG shall include a written description of this policy either in Part II of Form ADV or as a separate document.

D. Proxy Voting Information

PCG shall, upon the request of a PCG fund investor, provide such investor with the information such investor may reasonably request regarding how PCG has responded to proxy requests.

E. Responsibilities

PCGCP is responsible for voting proxy requests relating to direct investments made in its funds.  Should proxy requests arise for indirect (partnership or fund) investments, the PCGAM Investment Committee is responsible for reviewing and responding to proxy matters.  Both the PCGCP and PCGAM organizations are responsible for delivering proxy voting information to the PCG Compliance Committee or its designate when such votes occur.  The PCG Compliance Committee or its designee shall maintain a proxy log of such submittals.

F. Record Keeping

In accordance with the record-keeping rules applicable to a registered investment adviser, PCG will maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business:
▪	Client requests to review proxy votes, and PCG’s responses thereto
▪	These proxy voting policy and procedures
▪	Proxy statements and related materials received regarding client securities
▪	Records memorializing how PCG voted
▪	Any documents created by PCG that were material to a proxy voting decision or that memorialized the basis for that decision
▪	Documentation relating to the identification and resolution of conflicts of interest

With respect to proxy voting records for The Pacific Corporate Group Private Equity Fund (“PEF”) or any other fund registered under the Investment Company Act of 1940, PCG shall maintain such records as are necessary to allow PEF or such other funds to comply with their recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, PCG may rely on proxy statements filed on the EDGAR system, as well as on third party records of proxy statements and votes cast, if the third party provides an undertaking to provide the documents promptly upon request.
_______________

These Policies and Procedures will be reviewed on an annual basis.

ITEM 8.                      Portfolio Managers of Closed-End Management Investment Companies.

Introductory Note

The Registrant is a Delaware business trust that was formed on September 22, 1997 and completed the initial offering of its shares in a private placement to accredited investors and began operations on February 9, 1998.  The Registrant is scheduled to terminate on December 31, 2010, subject to extension in the sole discretion of the Registrant’s Board of Trustees, for up to two additional one-year periods.

The objective of the Registrant is to achieve rates of return superior to public market investment alternatives, while reducing risks through the diversification of investments within the private market.  The Registrant seeks to achieve this objective through selected private market equity and equity-related investments primarily in a portfolio of private equity funds (“Indirect Investments”) and, with respect to up to 25% of committed capital, direct investment in private or public operating companies (“Direct Investments”).  PCG receives a management fee based on total capital commitments of the Registrant, less distributions of capital and realized investment losses, and may receive a performance-based fee only with respect to profits, if any, generated by Direct Investments.

The Registrant has fully invested or committed for investment all of its capital available for investment and will not make any new investments, other than potential follow-on investments in existing portfolio companies.  The Indirect Investments are illiquid and typically have terms of ten to fifteen years and the Registrant has never disposed of an Indirect Investment.  Similarly, the Registrant’s Direct Investments are long-term, illiquid private investments.  The Registrant notes that its roster of portfolio investments has not changed since January 2004, other than for the deletion of one Direct Investment that was written off, five other Direct Investments that were liquidated, three Indirect Investments that were liquidated and the change in a name of one Indirect Investment.

In light of the foregoing, the day-to-day management of the Registrant’s portfolio by the portfolio manager generally consists of monitoring and analyzing the performance of both the Indirect Investments and the remaining Direct Investment of the Registrant.  PCG has an internal Indirect Investment Committee and a Direct Investment Committee, and the portfolio manager provides information to such Committees with respect to the status of the Registrant’s Indirect Investments and Direct Investments, as the case may be.

Portfolio Manager

As of the date of filing of this annual report on Form N-CSR, Kara King, Managing Director of PCGAM, a subsidiary of PCG, and a member of PCG’s Indirect Investment Committee, has primary responsibility for the day-to-day management of the Registrant’s portfolio.  Ms. King also manages the Portfolio Monitoring and Reporting department at PCGAM.  Prior to joining PCG in 1998, Ms. King was a retirement plan consultant with U.S. Pension Services and was responsible for plan design, administration and IRS required compliance.

Other Accounts Managed

As of March 31, 2010, Ms. King also has primary responsibility for the day-to-day management of one unregistered pooled investment vehicle that is similar to the Registrant.  As of September 30, 2009 (the most recent date as of which data is available), such vehicle had a total of approximately $8.8 million in assets.  The management fee for such vehicle is similar to that of the Registrant, including a performance-based fee only with respect to profits, if any, generated by the vehicle’s Direct Investments, which Direct Investments account for none of the vehicle’s assets as of such date. Similar to the Registrant, such vehicle has fully invested or committed for investment all of its capital available for investment.

As of March 31, 2010, Ms. King also has primary responsibility for the day-to-day management of six unregistered pooled investment vehicle that are not similar to the Registrant.  As of September 30, 2009 (the most recent date as of which data is available), such vehicles had a total of approximately $453.2 million in assets.  The management fee for such vehicles include a performance-based fee with respect to profits, if any, generated by the vehicles’ Indirect and Direct Investments, which Indirect and Direct Investments account for approximately $326.3 million and $103.3 million, respectively, of the vehicles’ assets as of such date.

As of March 31, 2010, Ms. King was not responsible for the day-to-day management of any other registered investment company or any other account.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest generally may arise in the context of a portfolio manager’s management of multiple accounts on behalf of PCG under several circumstances, including that such accounts may have similar investment objectives or strategies.  As such, an investment opportunity may be suitable for more than one account, but may not be available in sufficient quantities to allow all accounts to fully participate.  Similarly, given the illiquid nature of the investments generally made by PCG on behalf of its clients, there would be limited opportunity to sell an investment held by multiple accounts for all such accounts.  In addition, there may be an incentive to favor accounts for which the advisory fee is based on performance, or for which PCG is entitled to share in the profits generated by certain of an account’s investments.

However, as indicated above, the Registrant and one of the other pooled investment vehicle managed by Ms. King have fully invested or committed for investment all of their respective capital available for investment and will not make any new investments, other than potential follow-on investments in existing portfolio companies.  Moreover, as previously noted, the Registrant’s roster of portfolio investments had limited changes since January 2004.  As of March 31, 2010, the Registrant held only one remaining Direct Investment.  With regard to its Indirect Investments (where the Registrant has no role in whether underlying portfolio investments are bought or sold) the Registrant presently anticipates that it will hold such investments until the underlying managers dispose of the portfolio investments and wind-up the operations of the Indirect Investments.  As a result, the real, potential or apparent conflicts of interest that would arise in connection with Ms. King’s management of the Registrant’s investments, on the one hand, and the investments of the pooled investment vehicle, on the other hand, are remote.

Notwithstanding the foregoing, PCG has implemented procedures as part of its investment process which are designed in part to identify and address conflicts of interest.  Specifically, each investment or follow-on investment that PCG reviews on behalf of a client is subject to an in-depth review by PCG’s Indirect Investment Committee or Direct Investment Committee, as the case may be.  The investment professional preparing a write-up on a proposed investment is required to identify for the applicable Committee any known existing or potential conflicts of interest with regard to such investment, including any allocation issues among PCG clients.  Such conflicts would then be reviewed and addressed by the applicable Committee.  As a result, to the extent a follow-on investment is contemplated for the Registrant, such procedures would be implemented.

Moreover, in accordance with the conditions of an exemptive order issued by the Securities and Exchange Commission to the Registrant (the “Order”), the Registrant is prohibited from making a co-investment or follow-on investment with other funds and accounts managed by PCG prior to approval by the Registrant’s Board of Trustees, and under the terms of the Order, investments may only be made by the Registrant on the same terms as such other funds and accounts.  Further, the Order requires the quarterly review by the Board of information relating to co-investments made by other funds and accounts managed by PCG, including transactions in which the Registrant declined to participate.

Finally, it should be noted that as a registered investment adviser, PCG has in place a compliance program containing multiple policies and procedures designed to identify and address various conflicts of interest that may arise in the course of PCG’s business.

Compensation Structure

As of March 31, 2010, Ms. King’s compensation included a base salary fixed from year to year on a competitive level, taking into account Ms. King’s experience, expertise and responsibilities.  Ms. King also is eligible to receive an annual cash performance bonus, which may account for a significant portion of total compensation.   The awarding of a performance bonus is based upon the achievement of PCG’s business objectives as a whole and on Ms. King’s individual performance.  Ms. King’s performance is evaluated annually by senior members of management as well as by employees working directly for Ms. King.  Annual base salary amounts as well as performance bonus amounts are determined by senior members of management, and approved by PCG’s Board of Directors.

Ms. King also is eligible to participate in broad-based plans offered generally to employees of PCG, including broad-based retirement, 401(k), health and other employee benefit plans.

Ms. King’s compensation is not based on the performance of the Registrant or the pooled investment vehicles she manages.

Ownership of Securities

As of March 31, 2010, Ms. King did not own any shares of the Registrant.  Ms King was the recipient of an equity interest in PCGAM effective January 1, 2007.

ITEM 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant for the following reasons:  (i) the Registrant’s securities are not registered pursuant to Section 12 of the Securities Exchange Act of 1934 and (ii) neither the Registrant nor any affiliated purchaser has made any purchases of the Registrant’s securities during the period covered by this report.

ITEM 10.	Submissions of Matters to a Vote of Security Holders.

There have been no changes made to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.  The Registrant’s Nominating Committee Charter provides that shareholders of the Registrant who wish to recommend a nominee to the Registrant’s Board should send nominations to the attention of the Secretary of the Registrant (1200 Prospect Street, Suite 200, La Jolla, California 92037) which includes biographical information and sets forth the qualifications of the proposed nominee.  The Secretary will then forward the nominations to the Nominating Committee.

ITEM 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Exhibits.

(a)	(1) Exhibit 99 (a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

(2) Exhibit 99 (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act.

(3)  Not applicable.

(b)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Pacific Corporate Group Private Equity Fund
----------------------------------------------------------------
By:/s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: June 24, 2010

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:/s/ Christopher J. Bower

Christopher J. Bower
President/Principal Executive Officer

Date: June 24, 2010

By:/s/ Quyen Dao-Haddock

Quyen Dao-Haddock
                      Vice President, Treasurer and Secretary/Principal
                      Financial Officer

Date: June 24, 2010